SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 15, 1997
               --------------------------------------------------
                Date of Report (date of earliest event reported)



                             MEDNET, MPC CORPORATION
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

     Nevada                   0-17120                       88-0215949
   ----------             --------------                  ---------------
   (State or other        (Commission File                (IRS Employer
    jurisdiction of        Number)
                        Identification
    Incorporation)                                         Number)

                                871-C Grier Drive
                             Las Vegas, Nevada 89119
                    ----------------------------------------
                    (Address of principal executive offices)



                                  702-361-3119
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant filed a Form 8-K with the Securities and Exchange Commission on April 21, 1997, reporting the resignation of the independent accountants for the Registrant.

         On May 8, 1997, the Registrant engaged the independent accounting firm of Cairns, Haack, Eng & Applegate, LLP to act as its principal accountant. The Registrant has not during the two most recent fiscal years consulted Cairns, Haack, Eng & Applegate, LLP with repsect to any of the matters described in Item 304(a)(2) of Regulation S-K.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEDNET, MPC CORPORATION



Dated:  May 15, 1997                         By  /s/ Robert Bagdasarian
                                                 -------------------------------
                                                 Name:  Robert Bagdasarian
                                                 Title: Chief Executive
                                                         Officer